UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) September 1, 2015

McGRAW HILL FINANCIAL, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation or
organization)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On September 1, 2015, McGraw Hill Financial, Inc. (the “Registrant” or the “Company”) filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on September 1, 2015, the Company closed its acquisition of SNL Financial LC (“SNL Financial”). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of SNL Financial and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of SNL Financial for the year ended December 31, 2014 are filed herewith as Exhibit 99.1. The unaudited financial statements of SNL Financial for the six months ended June 30, 2015 are filed herewith as Exhibit 99.2. The consent of Deloitte & Touche LLP, SNL Financial's independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company and SNL Financial for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 are filed herewith as Exhibit 99.3.
(d) Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors of SNL Financial
99.1	Audited financial statements of SNL Financial for the year ended December 31, 2014
99.2	Unaudited financial statements of SNL Financial for the six months ended June 30, 2015
99.3	Unaudited pro forma condensed combined financial information of the Company and SNL Financial for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2015

By:	/s/ Scott L. Bennett
Name:	Scott L. Bennett
Title:	Senior Vice President,
Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors of SNL Financial
99.1	Audited financial statements of SNL Financial for the year ended December 31, 2014
99.2	Unaudited financial statements of SNL Financial for the six months ended June 30, 2015
99.3	Unaudited pro forma condensed combined financial information of the Company and SNL Financial for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015